UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 23, 1999


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



       VIRGINIA                     001-14043                    65-0736120
      (STATE OR OTHER              (COMMISSION               (I.R.S. EMPLOYER
        JURISDICTION               FILE NUMBER)             IDENTIFICATION NO.)
      OF INCORPORATION)


                              THE FORUM, SUITE 1000
                        1675 PALM BEACH LAKES BOULEVARD,
                            WEST PALM BEACH, FLORIDA                   33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)         (ZIP CODE)


                                 (561) 682-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

The news release of the Registrant dated August 23, 1999, announcing the declaration of a cash dividend of $0.82 per share to shareholders of record on August 30, 1999, payable on the earlier of the closing of the previously announced merger of the Registrant with Ocwen Financial Corporation or November 8, 1999, is attached hereto and filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (a)        Financial Statements.

         Not Applicable.

  (b)        Pro Forma Financial Information.

         Not Applicable

  (c)        Exhibits

             (99.1) Text of a press release by the Registrant dated August 23, 1999.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                   OCWEN ASSET INVESTMENT CORP.
                                   (Registrant)

                                    By: /s/  MARK S. ZEIDMAN
                                    --------------------------------------------
                                             Mark S. Zeidman
                                             Senior Vice President and
                                             Chief Financial Officer



Date:   August 24, 1999



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


                                INDEX TO EXHIBIT



Exhibit No.    Description                                               Page
-----------    -----------                                               ----

     99        The news  release of the  Registrant  dated August 23,      5
               1999,  announcing  the  declaration of a cash dividend
               of  $0.82  per  share to  shareholders  of  record  on
               August 30, 1999, payable on the earlier of the closing of the previously announced merger of the
               Registrant   with  Ocwen   Financial   Corporation  or
               November 8, 1999.



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